CONTINGENCIES	12 Months Ended
Nov. 30, 2019
Disclosure Of Contingencies [Abstract]
CONTINGENCIES
24.	CONTINGENCIES

In October 2018, the former president and chief executive officer of Liquid Canada (the “Claimant”) filed a lawsuit with the United States District Court Southern District of New York against the Company for approximately $11,800,000 for breach of contract, defamation, and violation of human rights (the “Action”).  The Claimant asserts the existence of an unwritten contract which, if it was entered, increased her base compensation from US$120,000 to US$400,000 per year.  Such contract was not executed by any party and is not, the Company states, a contract the Company would have contemplated at the time.  The Company’s counsel applied to the court seeking dismissal of the Action. As at November 30, 2019, the violation of human rights claim was dismissed.  In February 2020, the Company settled with the Claimant for US$240,000 which has been recorded as at November 30, 2019.